办公楼租赁协议

出租方（甲方）：刘永德　吴新淮

承租方（乙方）：三明华健生物工程有限公司

甲、乙双方通过友好协商，就甲方房产租赁给乙方事宜达成协议如下：

一、租赁地点及设施：

房产地址：福建省福州市鼓楼区湖东路 187 号隆发大厦（城市之光 ）1#1402 单元，建筑面积共计 152 平方米；

二、租用期限及其约定：

1.租用期限：甲方同意乙方租用 叁 年；自 200 7 年 10 月 15 日起至 2010 年 10 月 14 日；

2.租金及付款方式：租金为每月 4500 元整，每年递增 500 元。乙方应于每季度第一个月 15 日支付一次房屋租金共计 13500 元（不含税，不开票），另付押金 10000 元，第一次付款计 23500 元，乙方应于合同签定之日支付，逾期每日加收 3%滞纳金。租房终止，甲方验收无误后，将押金退还乙方，不计利息，乙方应于本协议签定之日付清上述款项。

3.租赁期间房屋内的水、电、电话、宽带、煤气、温泉、物业管理等所有费用由乙方支付。

4.租用期内，乙方有下列情形之一的甲方可以终止合同，收回房屋使用权、乙方需承担全部责任，并赔偿甲方损失。

（1）乙方擅自将房屋转租、转让或转借的；

（2）乙方利用承租房屋进行非法活动损害公共利益的；

（3）乙方无故拖欠房屋租及各项费用达三天；

（4）乙方将房屋做为办公写字间以外的其它用途。

5. 租赁期内，房租以外的其它税收由乙方负责支付。如遇国家政策性调整物业税等有关管理费用，费用由乙方负责交纳。

三、双方责任及义务：

1.乙方须按时交纳水、电、电话等费用，甲方须监督检查以上费用缴交情况；

2.无论在任何情况下，乙方都不能将押金转换为房屋租金；

3.在租用期内，甲方必须确保乙方的正常使用，不得将乙方租用的房屋转租给任何第三者；如房屋出让给第三方，也应保证乙方租用满三年，但租金需移交给第三方；

4.租用期满后，乙方如需继续使用，应提前一个月提出，甲方可根据实际情况，在同等条件下给予优先；

5.乙方入住该物业应保持周围环境整洁做好防火防盗工作，如发生事故乙方应负全部责任；

6.乙方不得擅自改变室内结构，并爱惜使用室内设施，若人为损坏的将给予甲方相应赔偿；如发生自然损坏，应及时通知甲方，并配合甲方及时给予修复。

四、违约责任：

甲、乙双方任何一方违反上述规定视为违约，违约方应向另一方赔偿违约金人民币五万元整。

其它未尽事宜，由甲乙双方协商解决，协商不成按有关现行法规办理或提交有关仲裁机关进行仲裁。

本协议一式两份，甲、乙双方各执一份，签字后即行生效。

出租方：刘永德　吴新淮　　　　承租方：三明华健生物工程有限公司

签　名：刘永德　吴新淮　　　　签　名：

签约日期：2007 年 10 月 15 日